Exhibit 25.2

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                                   ----------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                                   ----------

                              CLAIRE'S STORES, INC.
               (Exact name of obligor as specified in its charter)

Florida                                                      59-0940416
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        Afterthoughts Merchandising Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                                     58-2334935
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                             BMS Distributing Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                                     05-0544117
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                             CBI Distributing Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                                     65-0135574
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                            Claire's Boutiques, Inc.
               (Exact name of obligor as specified in its charter)

Colorado                                                     36-2025307
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                              Claire's Canada Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                                     65-0447936
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                           Claire's Puerto Rico Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                                     66-0496113
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                Sassy Doo!, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     36-3685893
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

3 S.W. 129th Avenue
Pembroke Pines, Florida                                      33027
(Address of principal executive offices)                     (Zip code)

                                   ----------

                   9.625%/10.375% Senior Toggle Notes due 2015
                       (Title of the indenture securities)

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                                      -3-

1.    General information. Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
                       Name                               Address
--------------------------------------------------------------------------------

      Superintendent of Banks of the State     One State Street, New York, N.Y.
      of New York                              10004-1417, and Albany, N.Y.
                                               12223

      Federal Reserve Bank of New York         33 Liberty Street, New York, N.Y.
                                               10045

      Federal Deposit Insurance Corporation    Washington, D.C. 20429

      New York Clearing House Association      New York, New York 10005

      (b)   Whether it is authorized to exercise corporate trust powers.

      Yes.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and
            Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of December, 2007.

                                             THE BANK OF NEW YORK

                                             By: /S/    FRANCA M. FERRERA
                                                 -------------------------------
                                                 Name:  FRANCA M. FERRERA
                                                 Title: ASSISTANT VICE PRESIDENT

                                                                       EXHIBIT 7

--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2007, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                              In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin.. .....          3,182,000
   Interest-bearing balances ................................         20,644,000
Securities:
   Held-to-maturity securities ..............................          1,820,000
   Available-for-sale securities ............................         25,826,000
Federal funds sold and securities purchased under
   agreements to resell:
   Federal funds sold in domestic offices ...................          7,089,000
   Securities purchased under agreements to
   resell ...................................................            163,000
Loans and lease financing receivables:
   Loans and leases held for sale ...........................                  0
   Loans and leases, net of unearned
     income .................................................         36,256,000
   LESS: Allowance for loan and
     lease losses ...........................................            253,000
   Loans and leases, net of unearned
     income and allowance ...................................         36,003,000
Trading assets ..............................................          4,581,000
Premises and fixed assets (including capitalized
   leases) ..................................................            913,000
Other real estate owned .....................................              2,000
Investments in unconsolidated subsidiaries and
   associated companies .....................................            294,000
Not applicable
Intangible assets:
   Goodwill .................................................          2,503,000
   Other intangible assets ..................................          1,020,000
Other assets ................................................          8,484,000
                                                                     -----------
Total assets ................................................        112,524,000
                                                                     ===========

LIABILITIES
Deposits:
   In domestic offices ......................................         29,462,000
   Noninterest-bearing ......................................         16,865,000
   Interest-bearing .........................................         12,597,000
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs .................................         54,612,000
   Noninterest-bearing ......................................          3,956,000
   Interest-bearing .........................................         50,656,000
Federal funds purchased and securities sold under agreements to repurchase:
   Federal funds purchased in domestic
     offices ................................................          1,890,000
   Securities sold under agreements to
     repurchase .............................................             87,000
Trading liabilities .........................................          3,807,000
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) ................................          2,473,000
Not applicable
Not applicable
Subordinated notes and debentures ...........................          2,255,000
Other liabilities ...........................................          9,442,000
                                                                     -----------
Total liabilities ...........................................        104,028,000
                                                                     ===========
Minority interest in consolidated
   subsidiaries .............................................            158,000

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus ..................................................                  0
Common stock ................................................          1,135,000
Surplus (exclude all surplus related to preferred
   stock) ...................................................          2,156,000
Retained earnings ...........................................          5,575,000
Accumulated other comprehensive income ......................           -528,000
Other equity capital components .............................                  0
Total equity capital ........................................          8,338,000
                                                                     -----------
Total liabilities, minority interest, and equity
   capital ..................................................        112,524,000
                                                                     ===========

      I, Bruce W. Van Saun, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                              Bruce W. Van Saun,
                                                         Chief Financial Officer

      We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                --
Gerald L. Hassell                |
Steven G. Elliott                |                      Directors
Robert P. Kelly                  |
                                --


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